Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Wai Kwong POON, Chief Executive Officer of BUUU Group Limited, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of BUUU Group Limited for the fiscal year ended June 30, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of BUUU Group Limited.

Date: October 31, 2025	/s/ Wai Kwong POON
Wai Kwong POON
Chief Executive Officer and Director
(Principal Executive Officer)